                                                                   EXHIBIT 99.4




                                                                      APPENDIX A



                             DEFINITIONS AND USAGE

                                     Usage

                 The following rules of construction and usage shall be applicable to any agreement or instrument that is governed by this Appendix:

                 (a) All terms defined in this Appendix shall have the defined meanings when used in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto unless otherwise defined therein.

                 (b) As used herein, in any agreement or instrument governed hereby and in any certificate or other document made or delivered pursuant thereto, accounting terms not defined in this Appendix or in any such agreement, instrument, certificate or other document, and accounting terms partly defined in this Appendix or in any such agreement, instrument, certificate or other document, to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of such agreement or instrument. To the extent that the definitions of accounting terms in this Appendix or in any such agreement, instrument, certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Appendix or in any such instrument, certificate or other document shall control.

                 (c) The words "hereof," "herein," "hereunder" and words of similar import when used in an agreement or instrument refer to such agreement or instrument as a whole and not to any particular provision or subdivision thereof; references in an agreement or instrument to "Article," "Section" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section or subdivision of or an attachment to such agreement or instrument; and the term "including" means "including without limitation."

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                 (d)      The definitions contained in this Appendix are
equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                 (e) Any agreement, instrument or statute defined or referred to below or in any agreement or instrument that is governed by this Appendix means such agreement or instrument or statute as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.


                                  Definitions

                 "Accrued Certificate Interest" shall mean, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Accrued Interest for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

                 "Accrued Note Interest" shall mean, with respect to any Distribution Date, the sum of the Noteholders' Monthly Accrued Interest for such Distribution Date and the Noteholders' Interest Carryover Shortfall for such Distribution Date.

                 "Act" shall have the meaning specified in Section 11.3(a) of the Indenture.

                 "Actuarial Method" shall mean the method of allocating a fixed level payment on a Receivable between principal and interest, pursuant to which the portion of such payment that is allocated to interest is the product of one-twelfth (1/12) of the APR on the Receivable multiplied by the scheduled principal balance of the Receivable.

                 "Actuarial Receivable" shall mean any Receivable under which the portion of a pay





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

ment with respect thereto allocable to interest and the portion of a payment with respect thereto allocable to principal is determined in accordance with the Actuarial Method.

                 "Administration Agreement" shall mean the Administration Agreement, dated as of October 1, 1996, by and among the Administrator, the Issuer and the Indenture Trustee.

                 "Administrator" shall mean Ford Credit, in its capacity as administrator under the Administration Agreement, or any successor Administrator thereunder.

                 "Advance" shall mean either a Precomputed Advance or a Simple Interest Advance or both, as applicable.

                 "Affiliate" shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" shall have meanings correlative to the foregoing.

                 "Amount Financed" shall mean, with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs.

                 "Annual Percentage Rate" or "APR" of a Receivable shall mean the annual rate of finance charges stated in the Receivable.

                 "Applicable Tax State" shall mean, as of any date of determination, each State as to which any of the following is then applicable:
(a) a State in which the Owner Trustee maintains its Corporate Trust Office,
(b) a State in which the Owner Trustee maintains its principal executive offices, and (c) the State of Michigan.

                 "Assignment" shall mean the document of assignment attached as Exhibit A to the Purchase Agreement.





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

                 "Authenticating Agent" shall have the meaning specified in
Section 2.14 of the Indenture.

                 "Authorized Officer" shall mean, (i) with respect to the Issuer, any officer within the Corporate Trust Office of the Owner Trustee, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Owner Trustee customarily performing functions similar to those performed by any of the above designated officers and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) with respect to the Indenture Trustee or the Owner Trustee, any officer within the Corporate Trust Office of the Indenture Trustee or the Owner Trustee, as the case may be, including any vice president, assistant vice president, secretary, assistant secretary or any other officer of the Indenture Trustee or the Owner Trustee, as the case may be, customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and shall also mean, with respect to the Owner Trustee, any officer of the Administrator.

                 "Available Funds" shall mean, for any Distribution Date, the sum of the Available Interest and the Available Principal.

                 "Available Interest" shall mean, for any Distribution Date, the sum of the following amounts with respect to the preceding Collection
Period: (i) all scheduled payments of interest and the interest portion of all prepayments in full (and certain partial prepayments) collected with respect to Precomputed Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) and the interest portion of all payments collected with respect to Simple Interest Receivables;
(ii) Liquidation Pro-ceeds, to the extent attributable to interest due thereon in accordance with the Servicer's customary servicing procedures, and all recoveries in respect of Liquidated Receivables which were written off in prior





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

Collection Periods; (iii) all Advances made by the Servicer of interest due on the Receivables and all amounts advanced by the Servicer pursuant to Section 4.4(c) of the Sale and Servicing Agreement; and (v) the Purchase Amount of each Receivable that became Purchased Receivable during the related Collection Period to the extent attributable to accrued interest thereon; provided however, that in calculating the Available Interest the following will be excluded: (i) amounts of interest received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance of interest on such Receivable; (ii) amounts of interest received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance of interest on a Receivable which is not recoverable from collections on the particular Receivable; (iii) Liquidation Proceeds with respect to a particular Precomputed Receivable to the extent of any unreimbursed Precomputed Advances thereon; (iv) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances; and (vi) amounts constituting the Supplemental Servicing Fee.

                 "Available Principal" shall mean, for any Distribution Date, the sum of the following amounts with respect to the preceding Collection
Period: (i) all scheduled payments of principal and the principal portion of all prepayments in full (and certain partial prepayments) collected with respect to Precomputed Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account) and the principal portion of all payments collected with respect to Simple Interest Receivables; (ii) all Liquidation Proceeds attributable to the principal balance of Receivables which became Liquidated Receivables during such Collection Period in accordance with the Servicer's customary servicing procedures; (iii) all Precomputed Advances made by the Servicer of principal due on the Precomputed Receivables; (iv) to the extent attributable to principal, the Purchase Amount received with respect to each Receivable that became a Purchased Receivable





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

during the related Collection Period; and (v) partial prepayments of any refunded item included in the principal balance of a Receivable, such as extended warranty protection plan costs, or physical damage, credit life, disability insurance premiums, or any partial prepayment which causes a reduction in the Obligor's periodic payment to an amount below the scheduled payment as of the Cutoff Date; provided however, that in calculating the Available Principal the following will be excluded: (i) amounts of principal received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance of principal on such Receivable; (ii) amounts of principal received on any Receivable to the extent that the Servicer has previously made an unreimbursed Advance of principal on a Receivable which is not recoverable from collections on the particular Receivable; (iii) Liquidation Proceeds with respect to a particular Precomputed Receivable to the extent of any unreimbursed Precomputed Advances thereon; (iv) all payments and proceeds (including Liquidation Proceeds) of any Receivables the Purchase Amount of which has been included in the Available Funds in a prior Collection Period; (v) Liquidation Proceeds with respect to a Simple Interest Receivable attributable to accrued and unpaid interest thereon (but not including interest for the then current Collection Period) but only to the extent of any unreimbursed Simple Interest Advances; and (vi) amounts constituting the Supplemental Servicing Fee.

                 "Bankruptcy Code" shall mean the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

                 "Basic Documents" shall mean the Certificate of Limited Partnership, the Limited Partnership Agreement, the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Sale and Servicing Agreement, the Indenture, the Administration Agreement, the Note Depository Agreement and the other documents and certificates delivered in connection therewith.

                 "Book-Entry Notes" shall mean a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11 of the Indenture.

                 "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banking institutions





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

or trust companies in New York, New York or the State of Delaware are authorized or obligated by law, regulation or executive order to remain closed.

                 "Business Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Delaware Code Section 3801 et seq., as amended.


                 "Capital Account" shall mean the account established pursuant to Section 3.2 of the Trust Agreement and the amount of any Certificateholder's Capital Account shall be the amount determined in accordance with such Section
3.2 of the Trust Agreement.

                 "Certificate" shall mean a physical certificate evidencing the beneficial interest of a Certificateholder in the property of the Trust, substantially in the form of Exhibit A to the Trust Agreement. Such certificate shall entitle the Certificateholder thereof to distributions of principal and interest pursuant to the Trust Agreement from collections and other proceeds in respect of the Owner Trust Estate; provided, however, that the Owner Trust Estate has been pledged to the Indenture Trustee to secure payment of the Notes and that the rights of Certificateholders to receive distributions on the Certificates are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement.

                 "Certificate Balance" shall mean, as the context so requires,
(i) with respect to all of the Certificates, an amount equal to, initially, the Initial Certificate Balance and, thereafter, an amount equal to the Initial Certificate Balance, reduced by all amounts distributed to the Certificateholders and allocable to principal or (ii) with respect to any Certificate, an amount equal to, initially, the initial denomination of such Certificate and, thereafter, an amount equal to such initial denomination, reduced by all amounts distributed in respect of such Certificate and allocable to principal; provided, that in determining whether the Certificateholders of Certificates evidencing the requisite portion or percentage of the aggregate Certificate Balance have given any request, demand, authorization, direction, notice, consent, or waiver hereunder or under any Basic Document, Certificates owned by the Issuer, any other





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

obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed to be excluded from the Certificate Balance, except that, in determining whether the Indenture Trustee and Owner Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Certificates that a Trustee Officer of the Indenture Trustee, if applicable, and an Authorized Officer of the Owner Trustee with direct responsibility for the administration of the Trust Agreement, if applicable, knows to be so owned shall be so disregarded. Certificates so owned that have been pledged in good faith may be regarded as included in the Certificate Balance if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as applicable, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                 "Certificate Distribution Account" shall mean the account established and maintained as such pursuant to Section 4.1(c) of the Sale and Servicing Agreement.

                 "Certificateholder" shall mean a Person in whose name a Certificate is registered in the Certificate Register.

                 "Certificateholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the sum of the Certificateholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall from the close of business on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus thirty (30) days' interest on such excess, to the extent permitted by law, at the Certificate Rate.

                 "Certificateholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, thirty (30) days of interest (or, in the case of the first Distribution Date, interest accrued from and including the Closing Date to but excluding such Distribution Date) at the Certificate Rate on the Certificate Balance on the





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

immediately preceding Distribution Date, after giving effect to all distributions allocable to the reduction of the Certificate Balance made on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

                 "Certificateholders' Principal Carryover Shortfall" shall mean, as of the close of business on any Distribution Date, the excess of the Certificateholders' Regular Principal and any outstanding Certificateholders' Principal Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Certificate Distribution Account.

                 "Certificateholders' Regular Principal" shall mean, with respect to any Distribution Date prior to the Distribution Date on which the Notes are paid in full, zero; and with respect to any Distribution Date on or after the Distribution Date on which the outstanding principal amount of all the Notes is paid in full, the sum of (i) the Regular Principal for such Distribution Date (less, on the Distribution Date on which the outstanding principal amount of all the Notes is paid in full, the portion thereof payable on the Notes) and (ii) any outstanding Certificateholders' Principal Carryover Shortfall as of the close of business of the preceding Distribution Date; provided, however, that the Certificateholders' Regular Principal shall not exceed the Certificate Balance; provided further that on the Final Scheduled Distribution Date, the principal required to be included in the Certificateholders' Regular Principal will include the lesser of (a) (i) any scheduled payments of principal due and remaining unpaid on each Precomputed Receivable and (ii) any principal due and remaining unpaid on each Simple Interest Receivable, in each case, in the Trust as of the Final Scheduled Maturity Date or (b) the portion of the amount required to be advanced under clause (a) above that is necessary (after giving effect to the other amounts to be deposited in the Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero, and, in the case of clauses (a) and (b), remaining after any required distribution in respect of the Notes.





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

                 "Certificate Indemnification Agreement" shall mean the Certificate Indemnification Agreement, dated as of October 9, 1996, by and between Ford Credit and the Certificate Underwriter.

                 "Certificate of Limited Partnership" shall mean the Certificate of Limited Partnership of the Depositor filed for the Depositor pursuant to Section 17-201(a) of the Limited Partnership Act.

                 "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to the Trust Agreement filed for the Trust pursuant to
Section 3810(a) of the Business Trust Statute.

                 "Certificate Paying Agent" shall mean any paying agent or co-paying agent appointed pursuant to Section 3.10 of the Trust Agreement and shall initially be the Owner Trustee.

                 "Certificate Pool Factor" shall mean, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

                 "Certificate Rate" shall mean 6.55% per annum. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                 "Certificate Register" and "Certificate Registrar" shall have the respective meanings specified in Section 3.5 of the Trust Agreement.

                 "Certificate Underwriter" shall mean Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriter of the Certificates pursuant to the Certificate Underwriting Agreement.

                 "Certificate Underwriting Agreement" shall mean the Certificate Underwriting Agreement, dated as of October 9, 1996, between the Seller and Merrill Lynch,





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Pierce, Fenner & Smith Incorporated, as Certificate Underwriter.

                 "Class" means a class of Notes, which may be the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes.

                 "Class A-1 Final Scheduled Distribution Date" shall mean the October 1997 Distribution Date.

                 "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1 Note is registered on the Note Register.

                 "Class A-1 Notes" shall mean the $310,000,000.00 aggregate initial principal amount Class A-1 5.5138% Money Market Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-1 to the Indenture.

                 "Class A-1 Rate" shall mean 5.5138% per annum. Interest with respect to the Class A-1 Notes shall be computed on the basis of actual days elapsed and a 360-day year for all purposes of the Basic Documents.

                 "Class A-2 Final Scheduled Distribution Date" shall mean the March 1999 Distribution Date.

                 "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2 Note is registered on the Note Register.

                 "Class A-2 Notes" shall mean the $295,000,000.00 aggregate initial principal amount Class A-2 5.90% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-2 to the Indenture.

                 "Class A-2 Rate" shall mean 5.90% per annum. Interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                 "Class A-3 Final Scheduled Distribution Date" shall mean the March 2000 Distribution Date.

                 "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3 Note is registered on the Note Register.

                 "Class A-3 Notes" shall mean the $251,000,000.00 aggregate initial principal amount Class A-3 6.10% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-3 to the Indenture.

                 "Class A-3 Rate" shall mean 6.10% per annum. Interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                 "Class A-4 Final Scheduled Distribution Date" shall mean the January 2001 Distribution Date.

                 "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4 Note is registered on the Note Register.

                 "Class A-4 Notes" shall mean the $150,864,000.00 aggregate initial principal amount Class A-4 6.30% Asset Backed Notes issued by the Trust pursuant to the Indenture, substantially in the form of Exhibit A-4 to the Indenture.

                 "Class A-4 Rate" shall mean 6.30% per annum. Interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of the Basic Documents.

                 "Clearing Agency" shall mean an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

                 "Clearing Agency Participant" shall mean a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                 "Closing Date" shall mean October 17, 1996.





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

                 "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                 "Collateral" shall have the meaning specified in the Granting Clause of the Indenture.

                 "Collection Account" shall mean the account or accounts established and maintained as such pursuant to Section 4.1(a) of the Sale and Servicing Agreement.

                 "Collection Period" shall mean each calendar month during the term of this Agreement or, in the case of the initial Collection Period, the period from the Cutoff Date to and including the last day of the month in which the Cutoff Date occurred. Any amount stated "as of the close of business of the last day of a Collection Period" shall give effect to the following calculations as determined as of the end of the day on such last day: 1) all applications of collections, 2) all current and previous Payaheads, 3) all applications of Payahead Balances, 4) all Advances and reductions of Outstanding Advances and 5) all distributions.

                 "Collections" shall mean all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables.

                 "Commission" shall mean the Securities and Exchange
Commission.

                 "Computer Tape" shall mean the computer tape generated by the Seller which provides information relating to the Receivables and which was used by the Seller in selecting the Receivables conveyed to the Trust hereunder.

                 "Corporate Trust Office" shall mean, (i) with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at 222 Delaware Avenue, Wilmington, Delaware 19801 or at such other address as the Owner Trustee may designate from time to time by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Certificateholders and the Depositor); and (ii) with respect to the Indenture





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

Trustee, the principal corporate trust office of the Indenture Trustee located at 450 West 33rd Street, New York, New York 10001, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Issuer).

                 "Credit Enhancement Percentage" shall mean, with respect to any Distribution Date, the sum of the Overcollateralization Percentage and the Reserve Percentage with respect to such Distribution Date.

                 "Cutoff Date" shall mean October 1, 1996.

                 "Dealer" shall mean the dealer who sold a Financed Vehicle and who originated and assigned the respective Receivable to Ford Credit under an existing agreement between such dealer and Ford Credit.

                 "Dealer Recourse" shall mean, with respect to a Receivable (i) any amount paid by a Dealer or credited against a reserve established for, or held on behalf of, a Dealer in excess of that portion of finance charges rebated to the Obligor which is attributable to the Dealer's participation, if any, in the Receivable, and (ii) all recourse rights against the Dealer which originated the Receivable and any successor Dealer.

                 "Default" shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

  "Definitive Notes" shall have the meaning specified in Section 2.11 of the Indenture.

                 "Delivery", when used with respect to Reserve Account Property, shall mean:

                 (a)  with respect to bankers' acceptances,       commercial
         paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture





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

         Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank to a financial intermediary (as defined in Section 8-313 of the UCC) and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such financial intermediary of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(3) of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of a financial intermediary by the amount of such certificated security, the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the financial intermediary, the maintenance of such certificated securities by such clearing corporation or a "custodian bank" (as defined in Section 8-102(4) of the UCC) or the nominee of either subject to the clearing corporation's exclusive control, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such securities and the making by such financial intermediary of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Reserve Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in





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

         applicable law or regulations or the interpretation thereof;

                 (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Reserve Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a financial intermediary that is also a "depository" pursuant to applicable federal regulations and issuance by such financial intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such financial intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Reserve Account Property as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Reserve Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                 (c) with respect to any item of Reserve Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the financial intermediary, the sending of a confirmation by the financial intermediary of the purchase by the Indenture Trustee or its nominee or custodian of such uncertificated security, the making by such financial intermediary of entries on its books and records identifying such uncertificated certificates as belonging to the Indenture Trustee or its nominee or custodian.

                 "Depositor" shall mean the Seller in its capacity as Depositor under the Trust Agreement.

                 "Determination Date" shall mean, with respect to any Collection Period, the Business Day immediately preceding the following Distribution Date.

                 "Distribution Date" shall mean the fifteenth (15th) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day.

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

                 "Equity Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is equal to the excess, if any, of the Pool Balance at the end of the preceding Collection Period over the aggregate outstanding principal amount of the Notes on such Distribution Date (after giving effect to payment of the Noteholders' Principal Payment Amount on such Distribution Date) and the denominator of which is equal to the Pool Balance at the end of the preceding Collection Period.

                 "Event of Default" shall have the meaning specified in Section
5.1 of the Indenture.

                 "Event of Servicing Termination" shall mean an event specified in Section 8.1 of the Sale and Servicing Agreement.

                 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 "Executive Officer" shall mean, with respect to any corporation, the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, President, Executive Vice President, any Vice President, the Secretary or the Treasurer of such corporation and, with respect to any partnership, any general partner thereof.

                 "Expenses" shall have the meaning assigned to such term in
Section 8.2 of the Trust Agreement.

                 "Final Scheduled Distribution Date" shall mean the February 2002 Distribution Date.

                 "Final Scheduled Maturity Date" shall mean January 31, 2002.

                 "Financed Vehicle" shall mean a new or used automobile or light truck, together with all accessions thereto, securing an Obligor's indebtedness under the respective Receivable.

                 "Ford Credit" shall mean Ford Motor Credit Company, a Delaware corporation.

                 "General Partner" shall mean Ford Credit Auto Receivables Two, Inc., a Delaware corporation, or any substitute General Partner under the Limited Partnership Agreement.

                 "Grant" shall mean to mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

                 "Indemnified Parties" shall have the meaning assigned to such term in Section 8.2 of the Trust Agreement.

                 "Indenture" shall mean the Indenture, dated as of October 1, 1996, by and between the Trust and the Indenture Trustee.

                 "Indenture Trustee" shall mean The Chase Manhattan Bank, a New York corporation, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee under the Indenture.

                 "Indenture Trust Estate" shall mean all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of Indenture for the benefit of the Noteholders (including, without limitation, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

                 "Independent" shall mean, when used with respect to any specified Person, that such Person (a) is in fact independent of the Issuer, any other obligor on the Notes, the Seller and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Seller or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

                 "Independent Certificate" shall mean a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

                 "Initial Certificate Balance" shall mean, as the context so requires, (i) with respect to all of the Certificates, $36,519,033.73 or (ii) with respect to any

Certificate, an amount equal to the initial denomination of such Certificate.

                 "Initial Pool Balance" shall mean $1,043,383,033.73.

                 "Insolvency Event" shall mean, with respect to any Person, (i) the making of a general assignment for the benefit of creditors, (ii) the filing of a voluntary petition in bankruptcy, (iii) being adjudged a bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in (vii) below, (vi) seeking, consent to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person or of such Person's assets or any substantial portion thereof.

                 "Interest Period" shall mean, with respect to any Distribution Date (i) with respect to the Class A-1 Notes, from and including the Closing Date (in the case of the first Distribution Date) or from and including the most recent Distribution Date on which interest has been paid to but excluding the following Distribution Date and (ii) with respect to each Class of Notes other than the Class A-1 Notes, from and including the Closing Date (in the case of the first Distribution Date) or from and including the fifteenth day of the calendar month preceding each Distribution Date to but excluding the fifteenth day of the following calendar month.

                 "IRS" shall mean the Internal Revenue Service.

                 "Issuer" shall mean the Trust unless a successor replaces it and, thereafter, means the successor and for purposes of any provision contained in the Indenture and required by the TIA, each other obligor on the Notes.

                 "Issuer Order" and "Issuer Request" shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

                 "Lien" shall mean a security interest, lien, charge, pledge, equity, or encumbrance of any kind other than tax liens, mechanics' liens, and any liens which attach to the respective Receivable by operation of law.

                 "Limited Partnership Act" shall mean the Delaware Revised Uniform Limited Partnership Act, Chapter 17 of Title 6 of the Delaware Code, 17 Delaware Code Section 101 et seq., as amended.

                 "Limited Partnership Agreement" shall mean the Amended and Restated Agreement of Limited Partnership of Ford Credit Auto Receivables Two L.P., dated as of June 1, 1996, by and between Ford Credit Auto Receivables Two, Inc., as general partner, and Ford Credit, as limited partner.

                 "Liquidated Receivable" shall mean a Receivable which, by its terms, is in default and as to which the Servicer has determined, in accordance with its customary servicing procedures, that eventual payment in full is unlikely or has repossessed and disposed of the Financed Vehicle.

                 "Liquidation Proceeds" shall mean the monies collected from whatever source, during the respective Collection Period, on a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor plus any amounts required by law to be remitted to the Obligor.

                 "Minimum Specified Reserve Balance" shall mean, with respect to any Distribution Date, $7,825,372.75, except that in the event that on any Distribution Date (i) the annualized average for the preceding three Collection Periods (or such fewer number of Collection Periods as have elapsed since the Cutoff Date) of the ratios of net losses (i.e., the net balances of all Receivables which are determined to be uncollectible in the Collection Period, less any Liquidation Proceeds and any recoveries on Receivables that were written off in prior Collection Periods) to the Pool Balance as of the first day of each such Collection Period exceeds 2.75% or (ii) the average for the preceding three Collection Periods (or such fewer number of Collection Peri-ods as have elapsed since the Cutoff Date) of the ratios of the number of Receivables the related Financed Vehicles of which have been repossessed but not yet sold or that are delinquent 61 days or more to the outstanding number of Receivables exceeds 1.50%, then the Minimum Specified Reserve Balance for such Distribution Date shall be $31,301,491.01; provided, however, that the Minimum Specified Reserve Balance shall not exceed the sum of the aggregate outstanding principal amount of the Notes and the Certificate Balance (in each case after giving effect to any distributions on the Securities on such Distribution Date).

                 "Monthly Remittance Condition" shall have the meaning specified in Section 4.1(e) of the Sale and Servicing Agreement.

                 "Moody's" shall mean Moody's Investors Service, Inc.

                 "Note Depository Agreement" shall mean the agreement dated October 17, 1996, by and among the Trust, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes, substantially in the form of Exhibit B to the Indenture.

                 "Noteholder" shall mean the Person in whose name a Note is registered on the Note Register.

                 "Noteholders' Accelerated Principal" shall mean, with respect to any Distribution Date, the portion, if any, of Available Funds remaining for such Distribution Date after giving effect to the payment of (i) the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, (ii) the Accrued Note Interest, (iii) the Noteholders' Regular Principal, (iv) the Accrued Certificate Interest and (v) the amount, if any, required to be deposited in the Reserve Account on such Distribution Date; provided, however, that on each Dis-tribution Date after the Distribution Date on which the Class A-1 Notes are paid in full, the Noteholders' Accelerated Principal shall not exceed the amount, if any, that when applied as a payment of principal on the Notes (after giving effect to payments of Noteholders' Regular Principal on such Distribution Date) would cause the Overcollateralization Amount (after giving effect to any distributions on the Securities on such Distribution Date) to exceed the excess, if any, of (i) 5.00% of the Pool Balance at the end of the preceding Collection Period over (ii) the Minimum Specified Reserve Balance; and provided further that the Noteholders' Accelerated Principal with respect to any Distribution Date shall not exceed the outstanding principal amount of all the Notes (after giving effect to payments of Noteholders' Regular Principal on such Distribution Date).

                 "Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Distribution Date, the excess of the Noteholders' Monthly Accrued Interest for the preceding Distribution Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Distribution Date, over the amount in respect of interest that is actually deposited in the Note Payment Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Distribution Date, to the extent permitted by law, at the respective Note Interest Rates borne by each Class of the Notes for the related Interest Period plus 2.00% per annum.

                 "Noteholders' Monthly Accrued Interest" shall mean, with respect to any Distribution Date, the aggregate interest accrued for the related Interest Period on all Classes of Notes at the respective Note Interest Rate for each Class and for the applicable number of days on the outstanding principal amount of the Notes of each such Class on the immediately preceding Distribution Date after giving effect to all payments of principal to the Noteholders on or prior to such Distribution Date (or, in the case of the first Distribution Date, on the Closing Date).

                 "Noteholders' Principal Carryover Shortfall" shall mean, as of the close of business on any Distribution Date, the excess of the Noteholders' Principal Payment Amount and any outstanding Noteholders' Principal

Carryover Shortfall from the preceding Distribution Date over the amount in respect of principal that is actually deposited in the Note Payment Account.

                 "Noteholders' Principal Payment Amount" shall mean, with respect to any Distribution Date, the sum of (i) the Noteholders' Regular Principal for such Distribution Date and (ii) the Noteholders' Accelerated Principal for such Distribution Date.

                 "Noteholders' Regular Principal" shall mean, with respect to any Distribution Date, the sum of the Regular Principal for such Distribution Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Distribution Date; provided, however, that the Noteholders' Regular Principal shall not exceed the outstanding principal amount of all the Notes; and provided, further, that (i) the Noteholders' Regular Principal on the Class A-1 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-1 Notes to zero; (ii) the Noteholders' Regular Principal on the Class A-2 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-2 Notes to zero; (iii) the Noteholders' Regular Principal on the Class A-3 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-3 Notes to zero; and (iv) the Noteholders' Regular Principal on the Class A-4 Final Scheduled Distribution Date shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class A-4 Notes to zero.

                 "Note Indemnification Agreement" shall mean the Note Indemnification Agreement, dated as October 9, 1996, by and between Ford Credit and the Note Underwriters.

                 "Note Interest Rate" shall mean the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate or the Class A-4 Rate, as applicable.

                 "Note Owner" shall mean, with respect to any Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                 "Note Paying Agent" shall mean the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.11 of the Indenture and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Note Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

                 "Note Payment Account" shall mean the account established and maintained as such pursuant to Section 4.1(b) of the Sale and Servicing Agreement.

                 "Note Pool Factor" shall mean, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the outstanding principal balance of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original outstanding principal balance of such Class of Notes. The Note Pool Factor will be
1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the outstanding principal amount of such Class of Notes.

                 "Note Register" and "Note Registrar" shall have the respective meanings specified in Section 2.5 of the Indenture.

                 "Note Underwriters" shall mean the underwriters named in
Schedule I to the Note Underwriting Agreement.

                 "Note Underwriting Agreement" shall mean the Note Underwriting Agreement, dated as of October 9, 1996, between the Seller and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several Note Underwriters.

                 "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, collectively.

                 "Obligor" on a Receivable shall mean the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under the Receivable (not including any Dealer in respect of Dealer Recourse).

                 "Officer's Certificate" shall mean (i) with respect to the Trust, a certificate signed by any Authorized Officer of the Trust and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, or the controller of the Seller or the Servicer, as applicable.

                 "Opinion of Counsel" shall mean a written opinion of counsel which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

                 "Optional Purchase Percentage" shall mean 10%.

                 "Outstanding" shall mean with respect to the Notes, as of the date of determination, all Notes theretofore authenticated and delivered under the Indenture except:

                            Notes theretofore cancelled by the Note Registrar
                 or delivered to the Note Registrar for cancellation;

                            Notes or portions thereof the payment for which
                 money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Note Paying Agent in trust for the Noteholders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision for such notice has been made, satisfactory to the Indenture Trustee); and

                            Notes in exchange for or in lieu of which other
                 Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Noteholders of Notes evidencing the requisite principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent, or waiver under any Basic Document, Notes owned by the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent, or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

                 "Outstanding Advances" shall mean either Outstanding Precomputed Advances or Outstanding Simple Interest Advances or both, as applicable.

                 "Outstanding Precomputed Advances" on the Precomputed Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Precomputed Advances as reduced as provided in
Section 4.4(a) of the Sale and Servicing Agreement.

                 "Outstanding Simple Interest Advances" on the Simple Interest Receivables shall mean the sum, as of the close of business on the last day of a Collection Period, of all Simple Interest Advances as reduced as provided in
Section 4.4(b) of the Sale and Servicing Agreement.

                 "Overcollateralization Amount" shall mean, with respect to any Distribution Date, the excess, if any, of the Pool Balance at the end of the preceding Collection Period over the sum of the aggregate outstanding principal amount of the Notes and the Certificate Balance on such Distribution Date (after giving effect to any distributions made on such Distribution Date).

                 "Overcollateralization Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is equal to the Overcollateralization Amount with respect to such Distribution Date and the denominator of which is equal to the Pool Balance at the end of the preceding Collection Period.

                 "Owner Trustee" shall mean PNC Bank, Delaware, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, or any successor Owner Trustee under the Trust Agreement.

                 "Owner Trust Estate" shall mean all right, title and interest of the Trust in, to and under the property and rights assigned to the Trust pursuant to Article II of the Sale and Servicing Agreement.

                 "Payahead" on a Receivable shall mean the amount, as of the close of business on the last day of a Collection Period, specified in Section
4.3 of the Sale and Servicing Agreement with respect to such Receivable.

                 "Payahead Account" shall mean the account established and maintained as such pursuant to Section 4.1(d) of the Sale and Servicing Agreement.

                 "Payahead Balance" on a Receivable shall mean the sum, as of the close of business on the last day of a Collection Period, of all Payaheads made by or on behalf of the Obligor with respect to such Receivable (including any amount paid by or on behalf of the Obligor prior to the Cutoff Date that is due on or after the Cutoff Date and was not used to reduce the principal balance of such Receivable), as reduced by applications of previous Payaheads with respect to such Receivable, pursuant to Sections 4.3 and 4.4 of the Sale and Servicing Agreement.

                 "Permitted Investments" shall mean, on any date of determination, book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form with maturities not exceeding the Business Day preceding the next Distribution Date which evidence:

                 (a) direct non-callable obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                 (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies in the highest investment category granted thereby;

                 (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

                 (d) investments in money market funds having a rating from each of the Rating Agencies in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

                 (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                 (f) repurchase obligations with respect to any security that is a direct non-callable obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

                 (g) any other investment with respect to which the Issuer or the Servicer has received written notification from the Rating Agencies that the acquisition of such investment as a Permitted In-vestment will not result in a withdrawal or downgrading of the ratings on the Notes or the Certificates.

                 "Person" shall mean any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

                 "Physical Property" shall have the meaning assigned to such term in the definition of "Delivery" above.

                 "Pool Balance" as of the close of business of the last day of a Collection Period shall mean the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables).

                 "Pool Factor" as of the last day of a Collection Period shall mean a seven-digit decimal figure equal to the Pool Balance divided by the Initial Pool Balance.

                 "Precomputed Advance" shall mean the amount, as of the last day of a Collection Period, which the Servicer is required to advance on the respective Precomputed Receivable pursuant to Section 4.4(a) of the Sale and Servicing Agreement.

                 "Precomputed Receivable" shall mean any Receivable under which the portion of a payment allocable to earned interest (which may be referred to in the related contract as an add-on finance charge) and the portion allocable to the Amount Financed are determined according to the sum of periodic balances or the sum of monthly balances or any equivalent method, or which is an Actuarial Receivable.

                 "Predecessor Note" shall mean, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for purposes of this definition, any Note authenticated and delivered under Section 2.6 of the Indenture in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

                 "Prepayment Date" shall mean, with respect to a prepayment of the Certificates pursuant to Section 9.3(a) of the Trust Agreement or a distribution to Certificateholders pursuant to Section 9.1(c) of the Trust Agreement, the Distribution Date specified by the Owner Trustee pursuant to said Section 9.3(a) or 9.1(c), as applicable.

                 "Prepayment Price" shall mean an amount equal to the Certificate Balance plus accrued and unpaid interest thereon at the Certificate Rate plus interest on any overdue interest at the Certificate Rate (to the extent lawful) to but excluding the Redemption Date.

                 "Principal Balance" of a Receivable, as of the close of business on the last day of a Collection Period, shall mean the Amount Financed minus the sum of (a) in the case of a Precomputed Receivable, that portion of all Scheduled Payments due on or prior to such day allocable to principal using the actuarial or constant yield method, (b) in the case of a Simple Interest Receivable, that portion of all Scheduled Payments actually received on or prior to such date allocable to principal using the Simple Interest Method, (c) any refunded portion of extended warranty protection plan costs, or of physical damage, credit life, or disability insurance premiums included in the Amount Financed, (d) any payment of the Purchase Amount with respect to the Receivable allocable to principal and (e) any prepayment in full or any partial prepayments applied to reduce the principal balance of the Receivable.

                 "Proceeding" shall mean any suit in equity, action at law or other judicial or administrative proceeding.

                 "Program" shall have the meaning specified in Section 3.11 of the Sale and Servicing Agreement.

                 "Prospectus" shall have the meaning specified in the Note Underwriting Agreement.

                 "Purchase Agreement" shall mean the Purchase Agreement, dated as of October 1, 1996, by and between the Seller and Ford Credit.

                 "Purchase Amount" shall mean the amount, as of the close business on the last day of a Collection Period, required to be paid by an Obligor to prepay in full the respective Receivable under the terms thereof (which amount shall include a full month's interest, in the month of payment, at the Annual Percentage Rate).

                 "Purchased Receivable" shall mean a Receivable purchased as of the close of business on the last day of the respective Collection Period by the Servicer pursuant to Section 3.7 of the Sale and Servicing Agreement or by the Seller pursuant to Section 2.2 of the Purchase Agreement.

                 "Purchaser" shall mean the Seller in its capacity as Purchaser under the Purchase Agreement.

                 "Qualified Institution" shall mean any depository institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times has a short-term deposit rating of P-1 by Moody's and A-1+ by Standard & Poor's and, in the case of any such institution organized under the laws of the United States of America, whose deposits are insured by the Federal Deposit Insurance Corporation or any successor thereto.

                 "Qualified Trust Institution" shall mean the corporate trust department of PNC Bank, Delaware, The Chase Manhattan Bank, or any institution organized under the laws of the United States of America or any one of the states thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States of America or one of the states thereof and subject to supervision and examination by federal or state banking authorities which at all times (i) is authorized under such laws to act as a trustee or in any other fiduciary capacity, (ii) holds not less than one billion dollars in assets in its fiduciary capacity, and (iii) has a long-term deposit rating of not less than Baa3 from Moody's.

                 "Rating Agency" shall mean each of the nationally recognized statistical rating organizations designated by the Seller or an Affiliate to provide a rating on the Notes or the Certificates which is then rating such Notes or Certificates. If no such organization or successor is any longer in existence, "Rating Agency" shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller or an Affiliate, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee and the Servicer.

                 "Rating Agency Condition" shall mean, with respect to any action, that each Rating Agency shall have been given prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes or the Certificates.

                 "Realized Losses" shall mean, the excess of the Principal Balance of any Liquidated Receivable over Liquidation Proceeds to the extent allocable to principal received in the Collection Period.

                 "Receivable" shall mean any retail installment sale contract which shall appear on the Schedule of Receivables and any amendments, modifications or supplements to such retail installment sale contract which has not been released by the Indenture Trustee and the Owner Trustee from the Trust.

                 "Receivable Files" shall mean the documents specified in
Section 2.4 of the Sale and Servicing Agreement.

                 "Receivables Purchase Price" shall mean the fair market value of the Receivables on the Closing Date, as mutually agreed by the Seller and Ford Credit.

                 "Record Date" shall mean, (i) with respect to any Distribution Date or Redemption Date and any Note, the close of business on the day prior to such Distribution Date or Redemption Date or, with respect to any Definitive Note the last day of the month preceding the month in which such Distribution Date or Redemption Date occurs and (ii) with respect to any Distribution Date or Prepayment Date and any Certificate, the close of business on the last day of the month preceding the month in which such Distribution Date or Prepayment Date occurs.

                 "Redemption Date" shall mean with respect to a redemption of the Notes pursuant to Section 10.1(a) of the Indenture or a payment to Noteholders pursuant to Section 10.1(b) of the Indenture, the Distribution Date specified by the Servicer pursuant to said Section 10.1(a) or (b), as applicable.

                 "Redemption Price" shall mean an amount equal to the unpaid principal amount of each Class of Notes plus accrued and unpaid interest thereon at the applicable Note Interest Rate plus interest on any overdue interest at the applicable Note Interest Rate plus 2.00% per annum (to the extent lawful) to but excluding the Redemption Date.

                 "Registered Noteholder" shall mean the Person in whose name a
Note is registered on the Note Register on the applicable Record Date.

                 "Regular Principal" shall mean, with respect to any Distribution Date, the sum of (a) all scheduled payments of principal and the principal portion of all prepayments in full (and certain partial prepayments) collected with respect to Precomputed Receivables (including amounts withdrawn from the Payahead Account but excluding amounts deposited into the Payahead Account), (b) the principal portion of all payments collected with respect to Simple Interest Receivables, and (c) the principal balance of each Receivable that became a Purchased Receivable or a Liquidated Receivable, each with respect to the preceding Collection Period.

                 "Related Agreements" shall have the meaning specified in the recitals to the Administration Agreement.

                 "Required Rating" shall mean a rating on (i) short-term unsecured debt obligations of P-1 by Moody's and (ii) short-term unsecured debt obligations of A-1+ by Standard & Poor's; and any requirement that short-term unsecured debt obligations have the "Required Rating" shall mean that such short-term unsecured debt obligations have the foregoing required ratings from each of such Rating Agencies.

                 "Reserve Account" shall mean the account established and maintained as such pursuant to Section 4.7(a) of the Sale and Servicing Agreement.

                 "Reserve Account Property" shall have the meaning specified in
Section 4.7(a) of the Sale and Servicing Agreement.

                 "Reserve Balance" shall mean, with respect to any Distribution Date, the amount on deposit in the Reserve Account (after giving effect to any deposits thereto and withdrawals and releases therefrom on such Distribution
Date).

                 "Reserve Initial Deposit" shall mean, with respect to the Closing Date, $30,258,107.98.

                 "Reserve Percentage" shall mean, with respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Reserve Balance on such Distribution Date and the denominator of which is the Pool Balance at the end of the preceding Collection Period.

                 "Revised Article 8" shall have the meaning specified in
Section 4.7(a) of the Sale and Servicing Agreement.

                 "Rule of 78's Payment" shall mean, with respect to any Precomputed Receivable which provides that, if such Receivable is prepaid in full, the amount payable will be determined according to the Rule of 78's method, an amount (if positive) equal to (i) the amount due allocating payments between principal and interest based upon the Rule of 78's minus (ii) the amount that would be due allocating payments between principal and interest from the date of origination of the Receivable using the Actuarial Method.

                 "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of October 1, 1996, by and among the Trust, as issuer, the Depositor, as seller, and Ford Credit, as servicer.

                 "Scheduled Payment" shall mean, for any Collection Period for any Receivable, the amount indicated in such Receivable as required to be paid by the Obligor in such Collection Period (without giving effect to deferments of payments pursuant to Section 3.2 of the Sale and Servicing Agreement or any rescheduling in any insolvency or similar proceedings).

                 "Schedule of Receivables" shall mean the list identifying the Receivables attached as Schedule A to the Purchase Agreement, the Sale and Servicing Agreement and the Indenture (which list may be in the form of microfiche).

                 "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                 "Securities" shall mean the Notes and the Certificates, collectively.

                 "Securities Act" shall mean the Securities Act of 1933, as amended.

                 "Securityholders" shall mean the Noteholders and the Certificateholders, collectively.

                 "Seller" shall mean Ford Credit Auto Receivables Two L.P. as the seller of the Receivables under the Sale and Servicing Agreement, and each successor to Ford Credit Auto Receivables Two L.P. (in the same capacity) pursuant to Section 6.3 of the Sale and Servicing Agreement.

                 "Servicer" shall mean Ford Credit as the servicer of the Receivables, and each successor to Ford Credit (in the same capacity) pursuant to Section 7.3 of the Sale and Servicing Agreement.

                 "Servicer's Certificate" shall mean a certificate completed and executed by the Servicer by any executive vice president, any vice president, the treasurer, any assistant treasurer, the controller, or any assistant controller of the Servicer pursuant to Section 3.9 of the Sale and Servicing Agreement.

                 "Servicing Fee" shall mean, with respect to a Collection Period, the fee payable to the Servicer for services rendered during such Collection Period, which shall be equal to one-twelfth of the Servicing Fee Rate multiplied by the Pool Balance as of the first day of the Collection Period.

                 "Servicing Fee Rate" shall mean 1.0% per annum.

                 "Simple Interest Advance" means the amount of interest, as of the close of business on the last day of a Collection Period, which the Servicer is required to advance on the Simple Interest Receivables pursuant to
Section 4.4(b) of the Sale and Servicing Agreement.

                 "Simple Interest Method" shall mean the method of allocating a fixed level payment to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the product of the fixed rate of interest multiplied by the unpaid principal balance multiplied by the period of time elapsed since the preceding payment of interest was made.

                 "Simple Interest Receivable" shall mean any Receivable under which the portion of a payment allocable to interest and the portion allocable to principal is determined in accordance with the Simple Interest Method.

                 "Specified Reserve Balance" shall mean, subject to reduction as described below, the greater of (i) the excess, if any, of (A) 5.00% of the Pool Balance at the end of the preceding Collection Period over (B) the Overcollateralization Amount (after giving effect to any distributions on the Securities on such Distribution Date), and (ii) the Minimum Specified Reserve Balance; provided that the Specified Reserve Balance may be reduced from time to time if the Rating Agencies have delivered prior written notice to the Seller, the Servicer, the Indenture Trustee and the Owner Trustee that such reduction will not result in a reduction, withdrawal or qualification of each Rating Agency's then current ratings of each Class of the Notes and the Certificates.

                 "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                 "State" means any state or commonwealth of the United State of America, or the District of Columbia.

                 "Successor Servicer" shall have the meaning specified in
Section 3.7(e) of the Indenture.

                 "Supplemental Servicing Fee" shall mean, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8 of the Sale and Servicing Agreement.

                 "Total Required Payment" shall mean, with respect to any Distribution Date, the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Note Interest, the Noteholders' Regular Principal, the Accrued Certificate Interest and, after all the Notes have been paid in full, the Certificateholders' Regular Principal; provided, however, that following the occurrence and during the continuation of an Event of Default which has resulted in an acceleration of the Notes or following an Insolvency Event or a dissolution with respect to the Seller or the General Partner, on any Distribution Date until the Distribution Date on which the outstanding principal amount of all the Notes has been paid in full, the Total Required Payment shall mean the sum of the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods, the Accrued Note Interest and the amount necessary to reduce the outstanding principal amount of all the Notes to zero.

                 "Transfer" shall have the meaning specified in Section 3.3 of the Trust Agreement.

                 "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                 "Trust" shall mean Ford Credit Auto Owner Trust 1996-B, a Delaware business trust established pursuant to the Trust Agreement.

                 "Trust Accounts" shall have the meaning specified in Section 4.7(a) of the Sale and Servicing Agreement.

                 "Trust Agreement" shall mean the Amended and Restated Trust Agreement dated as of October 1, 1996, by and between the Seller, as depositor, and the Owner Trustee.

                 "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of 1939, as amended, unless otherwise specifically provided.

                 "Trustee Officer" shall mean, with respect to the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee with direct responsibility for the administration of the Indenture and the other Basic Documents on behalf of the Indenture Trustee and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer within the Corporate Trust Office of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

                 "Trust Property" shall mean, collectively, (i) the Receivables; (ii) with respect to Precomputed Receivables, monies due thereunder on or after the Cutoff Date (including Payaheads) and, with respect to Simple Interest Receivables, monies due or received thereunder on or after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of the Issuer in the Financed Vehicles; (iv) rights to receive proceeds with respect to the Receivables from claims on any physical damage, credit life, credit disability, or other insurance policies covering Financed Vehicles or Obligors; (v) Dealer Recourse; (vi) all of the Seller's rights to the Receivable Files; (vii) the Trust Accounts and the Certificate Distribution Account and all amounts, securities, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (viii) all of the Seller's rights under the Sale and Servicing Agreement; (ix) all of the Seller's rights under the Purchase Agreement, including the right of the

Seller to cause Ford Credit to repurchase Receivables from the Seller; (x) payments and proceeds with respect to the Receivables held by the Servicer;
(xi) all property (including the right to receive Liquidation Proceeds) securing a Receivable (other than a Receivable repurchased by the Servicer or purchased by the Seller); (xii) rebates of premiums and other amounts relating to insurance policies and other items financed under the Receivables in effect as of the Cutoff Date; and (xiii) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing.

                 "UCC" shall mean the Uniform Commercial Code as in effect in any relevant jurisdiction.

                 "Void Transfer" shall have the meaning specified in Section
3.3 of the Trust Agreement.